Exhibit 10.1

WAIVER AGREEMENT

THIS WAIVER AGREEMENT (the “Agreement”) is dated this 2nd day of August, 2024, by and between Faraday Future Intelligent Electric Inc., a Delaware corporation with offices located at 18455 S. Figueroa Street, Gardena, CA 90248 (the “Company”) and the investor signatory hereto (the “Holder”).

WHEREAS, the Holder, as applicable, (a) beneficially owns and holds one or more of the following securities of the Company: (i) certain secured convertible notes of the Company as set forth on Schedule I attached hereto (including any secured convertible notes issued in exchange therefor, collectively, the “Original Secured Notes”), which were issued pursuant to that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended, supplemented or otherwise modified from time to time, the “Secured SPA”), by and among the Company and the purchasers party thereto, (ii) certain unsecured convertible notes of the Company as set forth on Schedule I attached hereto (including any unsecured convertible notes issued in exchange therefore, collectively, the “Original Unsecured Notes”, and together with the Original Secured Notes, the “Original Notes”), which were issued pursuant to that certain Securities Purchase Agreement, dated as of May 8, 2023, by and among the Company and the purchasers party thereto (as amended, supplemented or otherwise modified from time to time, the “Unsecured SPA”) and (b) as disclosed on Schedule I attached hereto, if any, has the right to acquire one or more of: (i) certain additional secured convertible notes issuable in accordance with the terms to the Secured SPA (the “Additional Secured Notes”) and (iii) certain additional unsecured convertible notes (the “Additional Unsecured Notes”, and together with the Additional Secured Notes, the “Additional Notes”, and together with the Original Notes, the “SPA Notes”), issuable pursuant to the Unsecured SPA. Capitalized terms not defined herein shall have the meaning as set forth in the Unsecured SPA.

WHEREAS, the Company desires to waive, in part, the SPA Notes such that the Make-Whole Amount (as defined in the SPA Notes) shall always equal zero (0) for purposes of any calculations thereunder (excluding any accrued and unpaid interest thereunder, from time to time) and, upon conversion of the SPA Notes, in lieu of a holder of a SPA Note receiving (as applicable) “in cash, the sum of (A) all accrued interest on this Note to date plus (B) all interest that would otherwise accrue on such principal amount of this Note if such converted principal would be held to the Maturity Date (the amount in clause (B)) minus (C) 50% of the original issue discount in respect of such converted portion of this Note” (as used in Section 3(c)(i) of certain of the SPA Notes), each holder of any such SPA Note shall receive a cash amount equal to all accrued and unpaid interest on such SPA Note to such date of conversion (or such cash amount shall be deemed satisfied in full without any payment of cash by the Company if the Company effects a Full Voluntary Adjustment (as defined below) with respect to the applicable Notice of Conversion (as defined in the SPA Notes)) (collectively, the “Make-Whole Waiver”), and in accordance with Section 4(c) of each of the SPA Notes, if the Holder delivers a Notice of Conversion to the Company at a time that 90% of the VWAP (as defined in the SPA Notes) of the Common Stock as of the Trading Day ended immediately prior to the time at which such Notice of Conversion is delivered to the Company (each, an “Adjustment Price”) is less than the Conversion Price then in effect, pursuant to Section 4(c) of such applicable SPA Note, the Company shall voluntary reduce the Conversion Price (as defined in such applicable SPA Note) solely with respect to such portion of such SPA Note to be converted in accordance with such Notice of Conversion (and not with respect to any other portion of such SPA Note) to such Adjustment Price (each a “Voluntary Adjustment”); provided, that if a Voluntary Adjustment is eligible to occur with respect to any given Notice of Conversion and any accrued and unpaid interest on such SPA Note exists as of such Conversion Date and, in lieu of paying such accrued and unpaid interest in cash, the Company desires that the Holder waives any such accrued and unpaid interest (each a “Interim Interest Waiver”), if the Company further reduces such Adjustment Price in such Voluntary Adjustment (as adjusted, each a “Full Adjustment Price”) such that the aggregate number of shares of Common Stock to be issued to the Holder in such conversion at such Full Adjustment Price equals the quotient of (x) the sum of (I) such aggregate principal of such SPA Note to be converted pursuant to such applicable Notice of Conversion and (II) any accrued and unpaid interest thereon, divided by (y) such Adjustment Price prior to any Interim Interest Waiver, the Holder shall grant an Interim Interest Waiver with respect to such aggregate principal of such SPA Note to be converted pursuant to such applicable Notice of Conversion (each, a “Full Voluntary Adjustment”).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

Section 1. Waiver; Note Adjustment; Additional Note Extension.

1.1 Note Adjustment; Waiver. Effective as of the date hereof, (x) the Company hereby irrevocably agrees to the Voluntary Adjustment (or, if applicable, a Full Voluntary Adjustment) with respect to each conversion of any SPA Note on or after the date hereof, (y) the Holder hereby irrevocably agrees to the Make-Whole Waiver on any SPA Note currently outstanding and any SPA Note issuable, from time to time, pursuant to the Secured SPA and/or the Unsecured SPA, as applicable and (z) the Holder hereby irrevocably agrees to Interim Interest Waivers with respect to each Full Voluntary Adjustment elected by the Company from time to time. The Company hereby elects to effect Full Voluntary Adjustments with respect to each conversion of any SPA Note that may occur from and after the date hereof until the fifth (5th) Business Day after the Company delivers written notice to the Holder electing to revoke such election.

1.2 Additional Note Extension. Effective as of the date hereof, the Company further agrees that any expiration date of any right of the Holder to purchase any Additional Notes in any agreement with the Company (including, without limitation, the Secured SPA and/or the Unsecured SPA, as applicable) shall be extended until the first anniversary of the date hereof.

Section 2. Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

2.1 Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company, nor any subsidiary is in violation or default of any of the provisions of its respective certificate or certificates of incorporation, bylaws or other organizational or charter documents. Each of the Company and its subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole (a “Material Adverse Effect”).

2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Irrevocable Transfer Agent Instructions (as defined below) (collectively, the “Waiver Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Waiver Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement and each other Waiver Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.3 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Waiver Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents.

2.4 No Commission; No Other Consideration. The Company has not paid or given, and has not agreed to pay or give, directly or indirectly, any commission or other remuneration for soliciting the transactions contemplated by this Agreement (the “Transactions”).

2.5 No Third-Party Advisors. Other than legal counsel, the Company has not engaged any third parties to assist in the solicitation with respect to the Transactions.

2.6 Filings, Consents and Approvals. Other than any filings required to be made with the Securities and Exchange Commission (the “SEC”) or any state securities commission, in connection with the transactions contemplated under this Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement.

2.7 DTC Eligibility. The Company, through the Company’s transfer agent (the “Transfer Agent”), currently participates in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”) and the Common Stock can be transferred electronically to third parties via FAST.

2.8 Litigation. Other than as set forth in the filings of the Company with the SEC in the twelve month period immediately preceding the date hereof (the “SEC Reports”), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which adversely affects or challenges the legality, validity or enforceability of any of the Waiver Documents or the SPA Notes.

2.9 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Waiver Documents.

Section 3. Representations and Warranties of the Holder. The Holder represents and warrants to the Company that:

3.1 Organization; Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its state of formation and has the requisite organizational power and authority to enter into and perform its obligations under this Agreement.

3.2 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the Transactions will not result in a violation of the organizational documents of the Holder.

3.3 Transfer or Resale. The Holder understands that: (i) unless the SPA Notes and any shares of Common Stock issuable upon conversion thereof (the “SPA Conversion Shares”, and together with the SPA Notes, the “SPA Securities”) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), the SPA Securities may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such SPA Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such SPA Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the SPA Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the SPA Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, the SPA Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the SPA Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the SPA Securities hereunder, and the Holder effecting a pledge of the SPA Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Waiver Document, including, without limitation, this Section 3.3.

Section 4. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed under the laws of the State of Delaware, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. The Company and the Holder each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company and the Holder each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND THE HOLDER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

Section 5. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not an electronic signature.

Section 6. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 7. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 8. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 9. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 10. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by e-mail; or (c) one calendar day (excluding Saturdays, Sundays, and national banking holidays) after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

The mailing addresses and email address for such communications shall be:

If to the Company:

Faraday Future Intelligent Electric Inc.

18455 S. Figueroa Street

Gardena, CA 90248

Attn: Matthias Aydt

E-Mail: matthias.aydt@ff.com

With a copy to: Legal@ff.com

If to the Holder, to the address set forth on the signature page of the Holder attached hereto.

or to such other mailing address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

Section 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the SPA Notes. Subject to its compliance with applicable federal and state securities laws, the Holder may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be the Holder hereunder with respect to such assigned rights.

Section 12. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 13. Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement.

Section 14. Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City time, on the Trading Day immediately following the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the Securities Exchange Act of 1934, as amended (the “1934 Act”) and attaching the Waiver Documents, to the extent they are required to be filed under the 1934 Act, that have not previously been filed with the Securities and Exchange Commission by the Company (including, without limitation, this Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Waiver Documents or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior written consent of the other party (which shall not be unreasonably withheld); provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, rule or regulation the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

Section 15. Fees. The Company shall reimburse Kelley Drye & Warren, LLP (counsel to the lead investor), on demand, a non-accountable amount of $20,000 for fees incurred by it in connection with preparing and delivering this Agreement (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby). In addition to, but not in limitation of, any other rights of the Holder hereunder, if (a) this Agreement or any of the SPA Notes are placed in the hands of an attorney for collection of any indemnification or other obligation hereunder or thereunder then outstanding or enforcement or any such obligation is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Agreement or any of the SPA Notes or to enforce the provisions of this Agreement or any of the SPA Notes or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Agreement or any of the SPA Notes, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

Section 16. Listing. The Company shall use reasonable best efforts to promptly secure the listing or designation for quotation (as the case may be) of all of the SPA Conversion Shares (collectively, the “Applicable Securities”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Applicable Securities from time to time issuable under the terms of the Waiver Documents on such national securities exchange or automated quotation system. The Company shall use reasonable best efforts to maintain the Common Stock’s listing or authorization for quotation (as the case may be) on any one (or more) of The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 16.

Section 17. Conversion Procedures. The form of Notice of Conversion (as defined in the SPA Notes) included in the SPA Notes set forth the totality of the procedures required of the Holder in order to convert the SPA Notes and no additional legal opinion, other information or instructions shall be required of the Holder to convert its SPA Notes. The Company shall honor conversions of the SPA Notes and shall deliver the SPA Conversion Shares in accordance with the terms, conditions and time periods set forth in the SPA Notes.

Section 18. Reservation of Shares. So long as any of the SPA Notes remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 125% of the maximum number of shares of Common Stock issuable upon conversion of all the SPA Notes then outstanding (assuming for purposes hereof that any such conversion shall not take into account any limitations on the conversion of the SPA Notes set forth in the SPA Notes) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 18 be reduced other than proportionally in connection with any conversion and/or redemption, as applicable of SPA Notes. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Waiver Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

Section 19. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 20. Register; Transfer Agent Instructions; Legend.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of SPA Securities), a register for the SPA Notes in which the Company shall record the name and address of the Person in whose name the SPA Notes have been issued (including the name and address of each transferee), the principal amount of the SPA Notes held by such Person and the number of SPA Conversion Shares issuable pursuant to the terms of the SPA Notes held by such Person. The Company shall keep the register available during business hours for inspection of the Holder or its legal representatives upon their reasonable request.

(b) Legends. The Holder understands that the SPA Securities have been issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the SPA Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(c) Removal of Legends. Certificates or other documents evidencing SPA Securities shall not be required to contain the legend set forth in Section 20(b) above or any other legend (i) while a registration statement covering the resale of such SPA Securities is effective under the Securities Act, (ii) following any sale of such SPA Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such SPA Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances that such SPA Securities are eligible for sale, assignment or transfer under Rule 144, which shall not include an opinion of Holder’s counsel, but may include customary Rule 144 investor and broker representation letters), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the SPA Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such SPA Securities to the Company) following the delivery by the Holder to the Company or the Company’s Transfer Agent (with notice to the Company) of a legended certificate or entry representing such SPA Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 20(c), as directed by the Holder, either: (A) provided that the Transfer Agent is participating in FAST and such SPA Securities are SPA Conversion Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in FAST, issue and deliver (via reputable overnight courier) to the Holder, a certificate or other documentation representing such SPA Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s designee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of SPA Securities or the removal of any legends with respect to any SPA Securities in accordance herewith. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the SPA Securities shall be borne by the Company.

(d) Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Holder (or its designee) by the Required Delivery Date, either (i) if the Transfer Agent is not participating in FAST, a certificate for the number of SPA Conversion Shares to which the Holder is entitled and register such SPA Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of SPA Conversion Shares submitted for legend removal by the Holder pursuant to Section 20(c) above or (ii) if a registration statement declared effective after the date hereof and covering the resale of the SPA Conversion Shares submitted for legend removal by the Holder pursuant to Section 20(c) above (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares and the Company fails to promptly (x) so notify the Holder and (y) deliver the SPA Conversion Shares electronically without any restrictive legend by crediting such aggregate number of SPA Conversion Shares submitted for legend removal by the Holder pursuant to Section 20(c) above to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (ii) is hereinafter referred as a “Notice Failure” and together with the event described in clause (i) above, a “Delivery Failure”), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after the Required Delivery Date and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Required Delivery Date and to which the Holder is entitled, and (B) the lowest VWAP of the Common Stock of any Trading Day during the period beginning on the applicable Required Delivery Date and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder submitted for legend removal by the Holder pursuant to Section 20(c) above or (II) a Notice Failure occurs, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock submitted for legend removal by the Holder pursuant to Section 20(d) above that the Holder is entitled to receive from the Company (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Common Stock so purchased) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Holder’s balance account shall terminate and such shares shall be cancelled, or (y) promptly honor its obligation to so deliver to the Holder a certificate or certificates or credit the balance account of the Holder or the Holder’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of SPA Conversion Shares that the Company was required to deliver to the Holder by the Required Delivery Date multiplied by (B) the lowest VWAP of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable SPA Conversion Shares and ending on the date of such delivery and payment under this clause (y). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this Section 20(d) shall not apply to the Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the SPA Note held by the Holder.

(e) Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Transfer Agent and any subsequent transfer agent in a form acceptable to the Holder (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Holder or its respective nominee(s), for the SPA Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon conversion of the SPA Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 20(e), and stop transfer instructions to give effect to Section 3.13 hereof, will be given by the Company to the Transfer Agent with respect to the SPA Securities, and that the SPA Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Waiver Documents (assuming the conditions of paragraphs (c)(1) and (d) of Rule 144 are met and the Holder is not an affiliate of the Company). If the Holder effects a sale, assignment or transfer of the SPA Securities in accordance with Section 3.13, the Company shall permit the transfer and shall promptly instruct Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves SPA Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the Transfer Agent shall issue such shares to the Holder, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 20(c) above. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 20(e) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 20(e), that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent on each effective date of a registration statement with respect to the SPA Conversion Shares, if any. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the SPA Securities shall be borne by the Company.

Section 21. Remedies. The Holder and in the event of assignment by Holder of its rights and obligations hereunder, each holder of SPA Securities, shall have all rights and remedies set forth in the Waiver Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Waiver Documents, any remedy at law would inadequate relief to the Holder. The Company therefore agrees that the Holder shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Waiver Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Waiver Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:
Name:
Title:

[Company signature page to the Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE HOLDER:

By:
Name:
Title:

ADDRESS:

[Holder signature page to the Exchange Agreement]

Schedule I

Table of SPA Notes and Rights to Acquire Additional Notes